MAI Managed Volatility Fund Managed By MAI Capital Management, LLC

Investor Class

(DIVPX)

Institutional Class

(MAIPX)

Prospectus

December 30, 2025

The MAI Managed

Volatility Fund

seeks income and

long term capital

appreciation.

The Securities and Exchange

Commission has not approved

or disapproved of these

securities or passed upon the

accuracy or adequacy of the

disclosure in this Prospectus.

Any representation to the
contrary is a criminal offense.

Table of Contents

Summary Section	1
Investment Objective	1
Fees and Expenses	1
Principal Investment Strategies	2
Principal Investment Risks	3
Performance Information	5
Management	7
Purchase and Sale of Fund Shares	7
Tax Information	7
Payments to Broker-Dealers and Other Financial Intermediaries	7
Details Regarding Principal Investment Strategies And Risks	8
Additional Information Regarding Principal Investment Strategies	8
Additional Information Regarding Principal Investment Risks	10
Management	14
Investment Adviser	14
Portfolio Managers	14
Other Service Providers	15
Fund Expenses	15
Your Account	16
How to Contact the Fund	16
General Information	16
Choosing a Share Class	19
Buying Shares	19
Selling Shares	23
Retirement Accounts	26
Other Information	27
Financial Highlights	30

Summary Section

MAI Managed Volatility Fund – Investor Class and Institutional Class

+ Investment Objective

The objective of the MAI Managed Volatility Fund (the “Fund”) is income and long term capital appreciation.

+ Fees and Expenses

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Shareholder Fees (fees paid directly from your investment)	Investor Class	Institutional Class
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of the offering price)	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the offering price)	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and Distributions (as a percentage of the offering price)	None	None
Redemption Fee (as a percentage of amount redeemed, if applicable)	None	None

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.75%	0.75%
Distribution and/or Service (12b-1) Fees	0.25%	None
Other Expenses	3.25%	0.53%
Interest Expenses	0.21%	0.21%
Other Expenses	3.04%	0.32%
Acquired Fund Fees and Expenses	0.02%	0.02%
Total Annual Fund Operating Expenses(1)	4.27%	1.30%
Fee Waiver and/or Expense Reimbursement(2)	(2.80)%	(0.08)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.47%	1.22%

(1)	Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets given in the financial highlights, which reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses (“AFFE”).

(2)	MAI Capital Management, LLC (the “Adviser”) has contractually agreed to waive its fee and/or reimburse Fund expenses to limit Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement (excluding all taxes, interest, dividends on short sales, acquired fund fees and expenses, brokerage costs, and extraordinary expenses) of Investor Class and Institutional Class to 1.24% and 0.99%, respectively, through January 1, 2027 (the “Expense Cap”). The Expense Cap may only be raised or eliminated with the consent of the Board of Trustees. The Adviser may recoup from the Fund fees waived and expenses reimbursed by the Adviser pursuant to the Expense Cap if such recoupment is made within three years of the fee waiver or expense reimbursement and does not cause the Total Annual Fund Operating Expenses of a class (after the recoupment has been taken into account) to exceed the lesser of (i) the then-current expense cap, and (ii) the expense cap in place at the time the fees/expenses were waived/reimbursed.

Example. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then hold or redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, except that it reflects the Expense Cap through the time periods described above. Although your actual costs may be higher or lower, based on these assumptions, whether you do or do not redeem your shares at the end of each period described below, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor Class	$150	$1,040	$1,944	$4,261
Institutional Class	$124	$404	$705	$1,561

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 16% of the average value of its portfolio.

+ Principal Investment Strategies

The Fund will seek to achieve its investment objective principally by (1) investing in a diversified portfolio of equity securities, with a focus on those paying dividends, and (2) selling exchange listed options. The Fund’s equity portfolio is designed to appreciate for long-term capital gains, and the Fund’s option overlay strategy is designed to generate gains, which are largely short-term capital gains. This strategy generally requires the Fund to hold a substantial amount of its assets in cash or cash equivalents, which may include U.S. Treasury securities, shares of money market funds and/or other short-term cash investments, which may pay interest that will contribute to Fund performance. The Fund may invest in fixed-income securities, which primarily will be investment grade, meaning that they are rated by a nationally recognized statistical rating organization (for example, Moody’s Investors Service or S&P Global Ratings) as Baa3 or BBB- (or the equivalent) or better or determined by the Adviser to be of comparable quality. Although the Fund may invest in fixed-income securities of any maturity or duration, the Adviser generally expects that the Fund’s investments in fixed-income securities will carry a maturity and duration of less than two years.

Under normal market conditions, the Fund’s investments in domestic equity securities are primarily in companies with mega-, large- and mid-sized market capitalizations or exchange-traded funds (“ETFs”) that invest in such securities. The Adviser defines these ranges as mega-cap: market value of $200 billion or more; large-cap: market value between $10 billion and $200 billion and mid-cap: market value between $2 billion and $10 billion. Such domestic equity securities include common stock and sponsored and unsponsored American Depositary Receipts (“ADRs”). The Fund may also invest in domestic equity securities of companies with small market capitalizations (defined by the Adviser as those companies with market capitalizations of less than $2 billion).

The Adviser’s focus on mega-. large- and mid-cap total return-oriented stocks and a target equity weighting of 45-55% of total assets under normal circumstances may limit the Fund’s ability to fully participate in sharply rising stock markets. However, these investments, as well as the option premium generated by selling options, are intended to provide significant downside protection in falling markets. When price change, dividends and interest income are coupled with the premium generated from the option writing activity, the Adviser believes the Fund can pursue its objective with less downside deviation than traditional equity investment strategies by, in effect, managing volatility. Volatility is a statistical measure of the magnitude of changes in the Fund’s returns without regard to the direction of those changes. Higher volatility is generally associated with higher risk, as often reflected by frequent (and sometimes significant) movements up and down in value.

The Fund may use cash-secured index options to achieve the desired market exposure and address volatility under changing market conditions. The Fund may write put or call options on ETFs that seek to track the performance of an underlying index. In addition, the Fund may buy call options, or sell put options seeking to initiate positions and buy put index options that are designed to create a hedge for the Fund’s portfolio.

The Adviser uses a total return approach to select the Fund’s investments. The Adviser’s investment process consists of conducting proprietary research, analyzing company filings, communicating with company management and industry analysts and reviewing third-party research. Once an investment is made, the holding is continuously monitored to ensure that the initial rationale for investment remains. If it is determined that the initial reason for investment is no longer valid, the security’s price exceeds its target, or if other investments with a better risk-return profile become available, the Adviser may sell the holding.

+ Principal Investment Risks

The Fund’s net asset value (“NAV”) and investment return will fluctuate based upon changes in the value of its portfolio securities. You could lose money on your investment in the Fund, and the Fund could underperform other investments. There is no guarantee that the Fund will meet its investment objective. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

It is important that you closely review and understand the risks of investing in the Fund prior to making an investment in the Fund.

Market Events Risk. Disruptive events with geopolitical consequences, including pandemics, may destabilize various countries’ economies and markets, which may experience increased volatility and reduced liquidity. Policy changes by the Federal Reserve and/or other government actors could similarly cause increased volatility in financial markets. Trade barriers and other protectionist trade policies (including those in the U.S.) may also result in market turbulence. Market volatility and reductions in market liquidity may negatively affect issuers worldwide, including issuers in which the Fund invests. Under such circumstances, the Fund may have difficulty liquidating portfolio holdings, particularly at favorable prices. To the extent that the Fund experiences higher levels of redemptions, the Fund may be required to sell portfolio holdings, which may negatively impact the Fund’s NAV.

Equity Risk. Equity securities, which include common stocks and sponsored and unsponsored ADRs, may decline in value because of changes in the price of a particular holding or a broad stock market decline. Common stock ranks below preferred stock and debt securities in claims for dividends and for assets of the company in a liquidation or bankruptcy. The value of a security may decline for a number of reasons that directly relate to the issuer of a security or broader economic or market events including changes in interest rates.

Mega and Large Capitalization Company Risk. The Fund’s investments in larger capitalization companies may underperform other segments of the market because they may be less responsive to competitive challenges and opportunities and unable to attain high growth rates during periods of economic expansion.

Options Risk. The price of an option, which is a function of interest rates, volatility, dividends, the exercise price, stock price and other market factors, may change rapidly over time. There may be an imperfect correlation between the prices of options and movements in the price of the securities (or indices) hedged or used for cover which may cause a given hedge not to achieve its objective.

Options on Securities Indices Risk. Options on securities indices bear substantially the same risks as options on securities included in the index. Additionally, the hours of trading for options on an index may not conform to the hours during which the underlying securities are traded. To the extent that hours for the option markets differ from the markets for the underlying securities, significant price and rate movements can take place in the underlying securities markets that cannot be reflected in the option markets. It is impossible to predict the volume of trading that may exist in such options, and there can be no assurance that viable exchange markets will develop or continue. Options on securities indices require settlement in cash. Therefore, the Fund may be forced to liquidate portfolio securities to meet settlement obligations. Because the value of an index option depends upon movements in the level of the index rather than the price of a particular stock, whether the Fund will realize a gain or loss from the purchase or writing of options on an index depends upon movements in the level of stock prices in the stock market generally or, in the case of certain indices, in an industry or market segment, rather than movements in the price of a particular stock.

Call Options Risk. As a result of selling covered call options, the Fund may be required to deliver a portfolio security to the owner of the call option. Under such circumstance, the Fund would not participate in additional increases in the stock price. In addition, selling options generates gains, which are largely short-term capital gains that are distributed to shareholders as dividends or lower the cost basis of the Fund’s portfolio. The Fund’s losses are potentially unlimited in an uncovered, written call transaction. As the buyer of a call option, the Fund risks losing the premium invested in the option if the underlying reference instrument does not rise above the strike price, which means the option will expire worthless.

Put Options Risk. The Fund may sell put options and may be required to buy the underlying security at the exercise price. When this occurs, the Fund will incur a loss equal to the difference between the exercise price less the premium received from the sale of the option and the security’s current market value. The Fund’s losses are potentially large in a written put transaction. In addition, selling options generates gains, which are largely short-term capital gains and distributed to shareholders as dividends or lower the cost basis of the Fund’s portfolio. As the buyer of a put option, a Fund risks losing the premium invested in the option if the underlying reference instrument does not fall below the strike price, which means the option will expire worthless.

Cash and Cash Equivalents Holdings Risk. When investing in cash and cash equivalents, the Fund risks achieving lower returns and potential lost opportunities to participate in market appreciation, which could negatively impact the Fund’s performance and ability to achieve its investment objective. This is particularly true when the market for other investments in which the Fund may invest is rapidly rising.

Management Risk. The Fund is actively managed, and its performance will reflect the Adviser’s ability to make investment decisions that are suited to achieving the Fund’s investment objective.

Fixed-Income Securities Risk. The Fund may invest in fixed-income (debt) securities, which are generally subject to the following risks:

Credit Risk. The financial condition of an issuer of a fixed-income security may cause the issuer to default. A decline in an issuer’s credit rating may cause a decrease in the value of the security and an increase in investment risk and price volatility.

Interest Rate Risk. An increase in interest rates typically causes a decrease in the value of fixed-income securities in which the Fund may invest. Fixed-income securities with longer durations tend to be more sensitive to changes in interest rates, generally making them more volatile than fixed-income securities with shorter durations. The Fund may face a heightened level of interest rate risk due to changes in monetary policy.

ADR Risk. The Fund may invest in ADRs. ADR risks include, but are not limited to, foreign investment risks, such as political and financial instability, less liquidity, lack of uniform accounting, auditing and financial reporting standards and increased price volatility. In addition, ADRs may not track the price of the underlying foreign securities, and their value may change materially at times when U.S. markets are not open for trading. Unsponsored ADRs may involve additional risks, and their prices may be more volatile than the prices of sponsored ADRs.

Small and Mid-Sized Capitalization Company Risk. Investments in small and mid-sized capitalization companies may be less liquid, and the prices of such securities may fluctuate more than those of larger, more established companies. These factors could adversely affect the Fund’s ability to sell such securities at a desirable time and price.

Hedging Risk. Hedging against a decline in the value of a Fund position does not eliminate fluctuations in the values of those Fund positions or prevent losses if the values of those positions decline. Such hedging transactions also limit the opportunity for gain if the value of the Fund position should increase. If the Fund uses a hedging instrument at the wrong time or judges the market conditions incorrectly, the hedge might be unsuccessful, reduce the Fund’s return, or create a loss.

Exchange-Traded Funds Risk. An ETF is subject to the risk that the market price of the ETF’s shares may trade at a discount to its NAV or an active trading market for its shares may not develop or be maintained. Additionally, an index ETF may not replicate the performance of a benchmark index it seeks to track. ETFs have management and other fees, which the Fund would have to pay as an investor in an ETF.

Information Technology Sector Risk. The information technology sector includes, for example, artificial intelligence, internet, semiconductor, software, hardware and technology equipment companies. This sector can be affected by, among other things, the supply and demand for specific products and services, the pace of technological development and government regulation.

+ Performance Information

The bar chart and table that follow provide some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Investor Class from year to year and by showing how the Fund’s average annual returns compare with those of a broad measure of market performance and an additional benchmark with characteristics relevant to the Fund. Because the Investor Class has higher expenses than the Institutional Class, the performance of the Investor Class would be lower than the performance that the Institutional Class realized for the same period. Updated performance information is available at www.maifunds.com or by calling (877) 414-7884 (toll free).

Performance information (before and after taxes) represents only past performance and does not necessarily indicate future results.

Annual Returns as of December 31

Investor Shares

During the period shown, the highest return for a quarter was 12.06% for the quarter ended June 30, 2020, and the lowest return was -14.72% for the quarter ended March 31, 2020.

The calendar year-to-date total return as of September 30, 2025 was 8.26%.

Average Annual Total Returns

(For the periods ended December 31, 2024)

	1 Year	5 Years	10 Years
Institutional Class - Return Before Taxes	8.64%	6.41%	5.85%
Investor Class - Return Before Taxes	8.36%	6.15%	5.59%
Investor Class - Return After Taxes on Distributions	7.97%	5.76%	5.12%
Investor Class - Return After Taxes on Distributions and Sale of Fund Shares	5.01%	4.70%	4.29%
S&P 500® Index
(reflects no deduction for fees, expenses or taxes)	25.02%	14.53%	13.10%
CBOE S&P 500 BUYWRITE INDEX - BXM
(reflects no deduction for fees, expenses or taxes)	20.12%	6.88%	6.94%

S&P 500® Index is a broad-based, unmanaged measure of changes in stock market conditions based on the average performance of stocks of 500 large U.S. companies.

The CBOE S&P 500 BuyWrite Index (“BXM”) is a benchmark index designed to track the performance of a hypothetical buy-write strategy on the S&P 500 Index. The BXM is a passive total return index based on (i) buying an S&P 500 stock index portfolio, and (ii) writing (or selling) the near-term S&P 500 Index “covered” call option, generally on the third Friday of each month.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for the Fund's Investor Class and after-tax returns for other share classes will vary.

The return after taxes on distributions and sale of Fund shares may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

+ Management

Investment Adviser. MAI Capital Management, LLC is the Fund’s investment adviser.

Portfolio Managers. The following individuals are jointly and primarily responsible for the day-to-day management of the Fund:

●	Kurt D. Nye, CFA is Chief Investment Officer and a Managing Partner of the Adviser and has been co-portfolio manager of the Fund since 2013.

●	Richard J. Buoncore is Executive Chairman and CEO of the Adviser and has been co-portfolio manager of the Fund since its inception in 2010.

●	Michael Marrapese, CFA is a Director of the Adviser and has been co-portfolio manager of the Fund since 2024.

+ Purchase and Sale of Fund Shares

You may purchase or sell (redeem) shares of the Fund on any day that the New York Stock Exchange (the “NYSE”) is open for business. You may purchase or redeem shares directly from the Fund by calling (877) 414-7884 (toll free) or writing to the Fund at MAI Managed Volatility Fund, P.O. Box 588, Portland, Maine 04112. You also may purchase or redeem shares of the Fund through your financial intermediary. The Fund accepts investments in the following minimum amounts:

	Investor Class		Institutional Class
	Minimum Initial Investment	Minimum Additional Investment	Minimum Initial Investment	Minimum Additional Investment
Standard Accounts	$2,500	$100	$50,000	$5,000
Retirement Accounts	$1,000	$100	$25,000	$5,000

+ Tax Information

Shareholders may receive distributions from the Fund, which may be taxed to shareholders other than tax-advantaged investors (such as tax-advantaged retirement plans and accounts) as ordinary income, capital gains, or some combination of both. If you are investing through a tax-advantaged account, you may still be subject to taxation at ordinary income tax rates upon withdrawals from that account.

+ Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Details Regarding Principal Investment Strategies And Risks

+ Concepts to Understand

ADRs are receipts for the shares of a foreign-based company registered and traded in the U.S.

Common Stock means an ownership interest in a company and usually possesses voting rights and may earn dividends.

Equity Securities include common stock and ADRs.

Exercise Price means the price at which an options contract can be exercised.

Market Capitalization means the total value of all of a company’s stock in the stock market based on the stock’s market price.

+ Investment Objective

The investment objective of the Fund is income and long term capital appreciation. The Fund’s investment objective is non-fundamental and may be changed by the Board of Trustees without a vote of shareholders. The Fund, however, will provide shareholders with at least 60 days’ notice prior to making any changes to the investment objective.

+ Additional Information Regarding Principal Investment Strategies

The Fund will seek to achieve its investment objective principally by (1) investing in a diversified portfolio of equity securities, with a focus on those paying dividends, and (2) selling exchange listed options. The Fund’s equity portfolio is designed to appreciate for long-term capital gains, and the Fund’s option overlay strategy is designed to generate gains, which are largely short-term capital gains.

Under normal market conditions, the Fund targets equity holdings, including investments in ETFs, at 45-55% of total assets, which may limit the Fund’s ability to fully participate in sharply rising stock markets; however, these factors, as well as the option premium generated by selling options, are intended to provide significant downside protection in falling markets. At times, equity holdings may be higher or lower than these ranges due to options assignments, capital flows or atypical volatility in the equity markets. The The Fund’s investments in domestic equity securities are primarily in companies with mega-, large- and mid-sized market capitalizations or ETFs that invest in such securities. The Adviser defines these ranges as mega-cap: market value of $200 billion or more; large-cap: market value between $10 billion and $200 billion and mid-cap: market value between $2 billion and $10 billion. Such domestic equity securities include common stock and sponsored and unsponsored ADRs. The Fund may also invest in domestic equity securities of companies with small market capitalizations (defined by the Adviser as those companies with market capitalizations of less than $2 billion). In addition, in connection with its options overlay strategy, the Fund may hold a substantial portion of its assets in cash or cash equivalents, which may include U.S. Treasury securities, shares of money market funds and/or other short-term cash investments, which may pay interest that will contribute to Fund performance. The Fund may invest in fixed-income securities, which primarily will be investment grade, meaning that they are rated by a nationally recognized statistical rating organization (for example, Moody’s Investors Service or Standard & Poor’s) as Baa3 or BBB - (or the equivalent) or better or determined by the Adviser to be of comparable quality. Although the Fund may invest in fixed-income securities of any maturity or duration, the Adviser generally expects that the Fund’s investments in fixed-income securities will carry a maturity and duration of less than two years.

The Fund expects to sell “covered” call options against a portion of the Fund’s portfolio holdings of common stocks or against exchange-listed index options. As the seller of a call option, the Fund receives cash (the premium) from the purchaser. The purchaser of the call option has the right to any appreciation in the value of the reference asset over a fixed price (the exercise price) anytime before a certain date in the future (the expiration date). The Fund, in effect, sells the potential appreciation in the value of the underlying security or index in exchange for the premium.

The Fund also expects to sell cash-secured put options on individual equity positions. The Fund may write put or call options on underlying indexes and ETFs that seek to track the performance of an underlying index. As the seller of a put option, the Fund receives cash (the premium) from the purchaser. The purchaser of the put option has the right to sell the underlying instrument to the Fund for the exercise price during a specified period of time. The Fund, in effect, sells the potential depreciation in the value of the underlying security or index in exchange for the premium. In addition, the Fund may buy call options, or sell put options seeking to initiate positions and buy put index options that are designed to create a hedge for the Fund’s portfolio.

Options sold by the Fund are exchange-traded. The premium, the exercise price and the market value of the security or index underlying the option determine the gain or loss realized by the Fund as the seller of either a put or a call option. In the event the market falls and the Adviser does not roll put options forward or buy them back, the Fund would either take delivery of the security underlying the option, committing the corresponding level of cash or cash equivalents to secure the potential obligation, or settle with cash, depending on the option.

The Adviser’s Process. The Adviser uses a total return approach to select the Fund’s investments. Using this investment style, the Adviser seeks securities selling at discounts to their underlying values and then holds these securities until their market values reflect their intrinsic values.

In choosing its investments for the Fund, the Adviser uses such traditional measures of value as dividend yield, price to earnings ratios, return on assets, price-to-book ratios and other quantitative measures. The Adviser believes that insight into the value of a company is gained by looking at these fundamentals in relation to the company’s balance sheet and its entire capital structure with emphasis on its capability and commitment to paying a significant and growing dividend.

The Adviser’s investment process consists of conducting proprietary fundamental research, analyzing company filings, communicating with company management and industry analysts and reviewing third-party research. The Adviser continually monitors the investments in the Fund’s portfolio to determine if there have been any fundamental changes in the companies or issuers. The Adviser may sell a security if:

●	The security subsequently fails to meet the Adviser’s initial investment criteria;

●	A more attractively priced security is found or if funds are needed for other purposes; or

●	The Adviser believes that the security has reached its appreciation potential.

The Fund generally seeks to write calls and puts at strike prices that are out of the money. Overall market exposure and the spreads between the market and strike prices on options contracts vary by macro, market related, and stock specific factors. The Fund seeks to diversify the options it writes by strike price and expiration date while keeping duration of the contracts short.

The Adviser targets gross contribution from portfolio income of greater than 5% annually. The composition of portfolio income is expected to vary, but the Adviser targets the largest contribution from option writing, followed by dividends and interest. Environments in which volatility is at or above its long-term averages have demonstrated opportunities to write call options with spreads of 5-7% between the market and strike prices, and put options with spreads of 7-10%. These spread targets may expand or contract significantly in higher or lower volatility environments as the Adviser generally seeks to enhance risk management rather than achieve significantly higher levels of contribution through option premium collection.

In most market environments the option writing portfolio features an asymmetric risk management approach that is biased toward acceptance of opportunity cost. A severe market sell-off may produce an environment in which portfolio management sees the converse risk and writes options with the opposite asymmetric approach. As mentioned above, the Adviser seeks to keep the duration of option contracts short, which it considers to be less than three full months. The Adviser may use a variety of contract durations, but expects the majority of contracts written to be nine weeks or less, resulting in an average contract duration under 10 weeks.

The Adviser’s focus on mega-, large- and mid-cap total return-oriented stocks and a target equity weighting of 45-55% of total assets under normal circumstances may limit the Fund’s ability to fully participate in sharply rising stock markets. However, these factors, as well as the option premium generated by selling options are intended to provide significant downside protection in falling markets. When price change, dividends and interest income are coupled with the premium generated from the option writing activity, the Adviser believes the Fund can pursue its objective with less downside deviation than traditional equity investment strategies by, in effect, managing volatility.

Temporary Defensive Position. In order to respond to adverse market, economic, political or other conditions, the Fund may assume a temporary defensive position that is inconsistent with its principal investment objective and/or strategies and may invest, without limitation, in cash or high-quality cash equivalents (including money market instruments, commercial paper, certificates of deposit, banker’s acceptances and time deposits). A defensive position, taken at the wrong time, may have an adverse impact on the Fund’s performance. The Fund may be unable to achieve its investment objective during the employment of a temporary defensive position.

+ Additional Information Regarding Principal Investment Risks

The Fund’s net asset value (“NAV”) and investment return will fluctuate based upon changes in the value of its portfolio. You could lose money on your investment in the Fund, and the Fund could underperform other investments. There is no guarantee that the Fund will meet its investment objective. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Market Events Risk. Turbulence in the financial markets and reduced liquidity in equity, credit and fixed-income markets may negatively affect issuers worldwide, which could have an adverse effect on the Fund. Disruptive events with geopolitical consequences, including pandemics and natural disasters, may destabilize world economies and cause market turbulence. Trade barriers and other protectionist trade policies (including those in the U.S.) may also increase market turbulence. Similarly, policy changes by the Federal Reserve and/or other government actors, including changes in interest rates, could cause or increase volatility in the financial markets. Increases in market volatility may lead to reductions in market liquidity, which may make it more difficult for the Fund to purchase and sell portfolio holdings at favorable market prices and make the Fund’s net asset value fluctuate materially. To the extent that the Fund experiences high redemptions during periods of market turbulence, the Fund’s performance may be adversely affected, as the Fund may not be able to sell portfolio holdings at favorable prices, or may be required to sell portfolio holdings, which may result in higher taxes when Fund shares are held in a taxable account. In addition, the Fund may experience increased portfolio turnover, which will increase its costs and adversely impact its performance.

Equity Risk. Equity securities, common stocks and sponsored and unsponsored ADRs may decline in value because of changes in price of a particular holding or a broad stock market decline. These fluctuations could be a drastic movement or a sustained trend. The value of a security may decline for a number of reasons that directly relate to the issuer of a security, such as management performance, financial leverage and reduced demand for the issuer’s goods or services, or broader economic or market events, including changes in interest rates. Common stocks in general are subject to the risk of an issuer liquidating or declaring bankruptcy, in which case the claims of owners of the issuer’s debt securities and preferred stock take precedence over the claims of common stockholders. The value of convertible securities tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuation in the market value of the underlying securities.

Mega and Large Capitalization Company Risk. Investments in larger capitalization companies may go in and out of favor based on market and economic conditions and may underperform other market segments. Some larger capitalization companies may be unable to respond quickly to new competitive challenges or to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion. As such, returns on investments in stocks of larger capitalization companies could trail the returns on investments in stocks of small and mid-sized capitalization companies.

Options Risk. The price of an option, which is a function of interest rates, volatility, dividends, the exercise price, stock price and other market factors, may change rapidly over time. There may be an imperfect correlation between the prices of options and movements in the price of the securities (or indices) hedged or used for cover which may cause a given hedge not to achieve its objective.

Options on Securities Indices Risk. Options on securities indices bear substantially the same risks as options on securities included in the index. Additionally, the hours of trading for options on an index may not conform to the hours during which the underlying securities are traded. To the extent that hours for the option markets differ from the markets for the underlying securities, significant price and rate movements can take place in the underlying securities markets that cannot be reflected in the option markets. It is impossible to predict the volume of trading that may exist in such options, and there can be no assurance that viable exchange markets will develop or continue. Options on securities indices require settlement in cash. Therefore, the Fund may be forced to liquidate portfolio securities to meet settlement obligations. Because the value of an index option depends upon movements in the level of the index rather than the price of a particular stock, whether the Fund will realize a gain or loss from the purchase or writing of options on an index depends upon movements in the level of stock prices in the stock market generally or, in the case of certain indices, in an industry or market segment, rather than movements in the price of a particular stock.

Options on securities indices may be used in connection with a managed volatility strategy. Techniques used by the Adviser to manage the volatility of a Fund’s investments carry the risks that such techniques may not protect against market declines. The techniques may also limit the Fund’s participation in market gains, particularly during periods where market values are increasing but market volatility is high. Further, such techniques may increase portfolio transaction costs, which could result in losses or reduced gains. They also may not be successful as the techniques are subject to the Adviser’s ability to correctly analyze and implement, in a timely manner, the volatility management techniques.

Call Options Risk. As a result of selling covered call options, the Fund may be required to deliver a portfolio security to the owner of the call option. Under such circumstance, the Fund would not participate in additional increases in the stock price. In addition, selling options generates gains, which are largely short-term capital gains that are distributed to shareholders as dividends or lower the cost basis of the Fund’s portfolio. The Fund’s losses are potentially unlimited in an uncovered, written call transaction. As the buyer of a call option, the Fund risks losing the premium invested in the option if the underlying reference instrument does not rise above the strike price, which means the option will expire worthless.

Put Options Risk. The Fund may sell put options and may be required to buy the underlying security at the exercise price. When this occurs, the Fund will incur a loss equal to the difference between the exercise price less the premium received from the sale of the option and the security’s current market value. The Fund’s losses are potentially large in a written put transaction. In addition, selling options generates gains, which are largely short-term capital gains and distributed to shareholders as dividends or lower the cost basis of the Fund’s portfolio. As the buyer of a put option, a Fund risks losing the premium invested in the option if the underlying reference instrument does not fall below the strike price, which means the option will expire worthless.

Cash and Cash Equivalents Holdings Risk. When investing in cash and cash equivalents, the Fund risks achieving lower returns and potential lost opportunities to participate in market appreciation, which could negatively impact the Fund’s performance and ability to achieve its investment objective. This is particularly true when the market for other investments in which the Fund may invest is rapidly rising.

Management Risk. The Fund is actively managed, and its performance will reflect the Adviser’s ability to make investment decisions that are suited to achieving the Fund’s investment objective. Investments selected by the Adviser for the Fund may not perform to expectations. This could result in the Fund’s underperformance compared to other funds with similar investment objectives. Further, the Fund’s performance may deviate from overall market returns to a greater degree than funds that do not employ a similar strategy.

Fixed-Income Securities Risk. The value of fixed-income (debt) securities depends generally on an issuer’s credit rating and the interest rate of the security. Fixed-income securities are generally subject to the following risks:

Credit Risk. The financial condition or perceived financial condition of an issuer of a fixed-income security may cause the issuer to default or become unable to pay interest or principal due on the security. If an issuer defaults, a fixed-income security could lose all of its value, be renegotiated at a lower interest rate or principal amount or become illiquid. Generally, investment risk and price volatility increase as a fixed-income security’s credit rating declines, which can cause the price of fixed-income securities to go down.

Interest Rate Risk. The value of fixed-income securities may decline due to changes in prevailing interest rates. An increase in interest rates typically causes a decrease in the value of fixed-income securities in which the Fund may invest. Fixed-income securities with longer durations tend to be more sensitive to changes in interest rates, generally making them more volatile than fixed-income securities with shorter durations. The Fund may face a heightened level of interest rate risk due to changes in monetary policy. It is difficult to predict the pace at which central banks or monetary authorities may adjust interest rates or the timing, frequency, or magnitude of such adjustments. Any changes could be sudden and could expose debt markets to significant volatility and reduced liquidity.

ADR Risk. Investing in ADRs may involve risks relating to political, economic or regulatory conditions in foreign countries where the underlying securities are traded. These risks include political and financial instability, less liquidity, lack of uniform accounting, auditing and financial reporting standards and increased price volatility. The underlying securities are typically denominated (or quoted) in a currency other than U.S. dollars. The securities underlying ADRs may trade on foreign exchanges at times when U.S. markets are not open for trading. As a result, the value of ADRs may not track the price of the underlying foreign securities and may change materially at times when the U.S. markets are not open for trading. Unsponsored ADRs may involve additional risks, and their prices may be more volatile than the prices of sponsored ADRs.

Small and Mid-Sized Capitalization Company Risk. Investments in small and mid-sized capitalization companies may be less liquid, and the prices of such securities may fluctuate more and have a higher degree of volatility than those of larger, more established companies. Securities of small and mid capitalization companies may be traded in lower volume. The general market may not favor the small and mid-sized companies in which the Fund invests, and as a result the Fund could underperform the general market. Small and mid-sized companies may have more limited product lines, markets and financial resources that make them more susceptible to economic and market setbacks. Additionally, information about these companies may not be readily available. The smaller the company, the greater effect these risks may have on the company’s operations and performance, which could have a significant impact on the price of the security. These factors could adversely affect the Fund’s ability to sell such securities at a desirable time and price.

Hedging Risk. The success of the Fund’s hedging strategy will be subject to the Adviser’s ability to correctly assess the degree of correlation between the performance of the instruments used in the hedging strategy and the performance of the investments in the portfolio being hedged. Since the characteristics of many securities change as markets change or time passes, the success of the Fund’s hedging strategy will also be subject to the Adviser’s ability to continually recalculate, readjust, and execute hedges in an efficient and timely manner. Gains or losses from positions in hedging instruments may be much greater than the instrument’s original cost.

Exchange-Traded Funds Risk. The value of put options on ETFs sold by the Fund is based on the value of the ETFs underlying the options. The price of an ETF can fluctuate within a wide range, and the value of an option on an ETF may decrease if the prices of the securities owned by the ETF go down. An index ETF may not replicate the performance of a benchmark index it seeks to track. In addition, an ETF is subject to the risk that the market price of the ETF’s shares may trade at a discount to its NAV or an active trading market for its shares may not develop or be maintained. Trading of an ETF’s shares may be halted, during which time an option may be exercised, exposing the Fund to the risks of directly investing in an ETF’s shares. Additionally, ETFs have management and other fees, which the Fund would have to pay if the option was exercised, increasing their cost.

Information Technology Sector Risk. The information technology sector includes, for example, artificial intelligence, internet, semiconductor, software, hardware and technology equipment companies. Information technology companies face intense competition and potentially rapid product obsolescence. They are also heavily dependent on intellectual property rights and may be adversely affected by the loss or impairment of those rights. This sector can be affected by, among other things, the supply and demand for specific products and services, the pace of technological development and government regulation.

Management

The MAI Managed Volatility Fund (the “Fund”) is a series of Forum Funds (the “Trust”), an open-end, management investment company (mutual fund). The Board of Trustees (the “Board”) oversees the management of the Fund and meets periodically to review the Fund’s performance, monitor investment activities and practices and discuss other matters affecting the Fund. Additional information regarding the Board and the Trust’s executive officers may be found in the Fund’s Statement of Additional Information (the “SAI”), which is available on the Fund’s website at www.maifunds.com.

+ Investment Adviser

The Fund’s investment adviser is MAI Capital Management, LLC (the “Adviser”), 6050 Oak Tree Blvd, Suite 500, Cleveland, OH 44131. The Adviser is a registered investment adviser under the Investment Advisers Act of 1940 and has provided investment advisory and management services to clients since 1973. As of November 1, 2025, the Adviser had approximately $48 billion of assets under management.

Subject to the general oversight of the Board, the Adviser makes investment decisions for the Fund pursuant to an investment advisory agreement between the Adviser and the Trust, on behalf of the Fund (the “Advisory Agreement”). The Adviser receives an advisory fee from the Fund at an annual rate equal to 0.75% of the Fund's average annual daily net assets under the terms of the Advisory Agreement. The actual advisory fee rate retained by the Adviser for the fiscal year ended August 31, 2025 was 0.65%. The Adviser has contractually agreed to waive its fee and/or reimburse Fund expenses to limit the Fund's Total Annual Fund Operating Expenses (excluding all taxes, interest, dividends on short sales, acquired fund fees and expenses, brokerage costs, and extraordinary expenses) of Investor Class to 1.24% and Institutional Class to 0.99% through January 1, 2027 (“Expense Cap”). The Expense Cap may only be raised or eliminated with the consent of the Board of Trustees. The Adviser may recoup from the Fund fees waived and expenses reimbursed by the Adviser pursuant to the Expense Cap if such recoupment is made within three years of the fee waiver or expense reimbursement and does not cause the Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement of the Fund (after the recoupment has been taken into account) to exceed the lesser of (i) the then-current expense cap and (ii) the expense cap in place at the time the fees/expenses were waived or reimbursed. Total Annual Fund Operating Expenses will increase if exclusions from the Expense Cap apply.

A discussion summarizing the basis on which the Board last approved the Advisory Agreement will be included in the Fund’s reports on Form N-CSR.

+ Portfolio Managers

Kurt D. Nye, Richard J. Buoncore, and Michael Marrapese co-manage the Fund's portfolio and are jointly and primarily responsible for securities selection in the Fund and perform all aspects of the Fund's management.

Kurt D. Nye, CFA is Chief Investment Officer and a Managing Partner of the Adviser. Prior to joining the Adviser in 2011, Mr. Nye was an Investment Analyst with the Townsend Group where he provided portfolio modeling, investment due diligence, and analytical support to clients. Previously, Mr. Nye was a Senior Financial Analyst at Capital One where he focused on forecasting and analysis.

Richard J. Buoncore is Executive Chairman and CEO of the Adviser. Prior to the formation of the Adviser in 2007, Mr. Buoncore was Managing Partner of BC Investment Partners LLC since 2005. Previously, Mr. Buoncore was CEO of Victory Capital Management, a multibillion dollar asset management and mutual fund complex.

Michael Marrapese, CFA is a Director of the Adviser. Prior to joining the Adviser in 2023, Mr. Marrapese was President of MarketCipher Partners, LLC a registered investment advisor where his responsibilities included portfolio management, risk management, business development, and operations. Previously, Mr. Marrapese worked at Deutsche Bank on their delta one trading desk and held various positions within prime finance and equity trading.

The SAI provides additional information about the compensation of the portfolio managers, other accounts managed by the portfolio managers and the ownership of Fund shares by the portfolio managers.

+ Other Service Providers

Atlantic Fund Administration, LLC, a wholly owned subsidiary of Apex US Holdings LLC (d/b/a Apex Fund Services) (“Apex”), provides fund accounting, fund administration and compliance services to the Fund and the Trust and supplies certain officers of the Trust, including a Principal Executive Officer, a Principal Financial Officer, a Chief Compliance Officer, an Anti-Money Laundering Compliance Officer and additional compliance support personnel. Atlantic Shareholder Services, LLC, a wholly owned subsidiary of Apex, provides transfer agency services to the Fund and the Trust.

Foreside Fund Services, LLC (the “Distributor”), a wholly owned subsidiary of Foreside Financial Group, LLC (d/b/a ACA Group), acts as the agent of the Trust in connection with the continuous offering of Fund shares. The Distributor may enter into arrangements with banks, broker-dealers and other financial intermediaries through which investors may purchase or redeem shares. The Distributor is not affiliated with the Adviser or with Apex or their affiliates.

+ Fund Expenses

Expenses that are directly attributable to a specific class of shares, such as distribution fees and shareholder servicing fees, are charged directly to that class. The Adviser or other service providers may waive all or any portion of their fees and may reimburse certain expenses of the Fund. To the extent that a service provider is waiving fees and/or reimbursing expenses pursuant to a contractual arrangement, such waivers and/or reimbursements may be reflected in the Fund’s Fees and Expenses table. Any agreement to waive fees or to reimburse expenses increases the investment performance of the Fund and its share classes for the period during which the waiver or reimbursement is in effect. Current Adviser fee waiver and/or expense reimbursements are reflected in the section titled “Fees and Expenses.”

Your Account

+ How to Contact the Fund

E-mail the Fund at:

MAIFunds.ta@apexgroup.com

Website Address:

www.maifunds.com

Write the Fund:

MAI Managed Volatility Fund

P.O. Box 588

Portland, Maine 04112

Overnight Address:

MAI Managed Volatility Fund

c/o Apex Fund Services

190 Middle Street, Suite 101

Portland, Maine 04101

Telephone the Fund at:

(877) 414-7884 (toll free)

Wire investments (or ACH payments):

Please contact the transfer agent at (877) 414-7884 (toll free) to obtain the ABA routing number and account number for the Fund.

+ General Information

You may purchase or sell (redeem) shares of the Fund on any day that the NYSE is open for business. Notwithstanding this fact, the Fund may, only in the case of an emergency, calculate its NAV and accept and process shareholder orders when the NYSE is closed.

You may purchase or sell shares of the Fund at the next NAV calculated (normally 4:00 p.m., Eastern Time) after the transfer agent or your approved broker-dealer or other financial intermediary receives your request in good order. “Good order” means that you have provided sufficient information necessary to process your request as outlined in this Prospectus, including any required signatures, documents, payment and Medallion Signature Guarantees. All requests to purchase or sell Fund shares received in good order prior to the Fund’s close will receive that day’s NAV. Requests received in good order after the Fund’s close or on a day when the Fund does not value its shares will be processed on the next business day and will be priced at the next NAV. The Fund cannot accept orders that request a particular day or price for the transaction or any other special conditions.

Shares of the Fund will only be issued against full payment, as described more fully in this Prospectus and the SAI. The Fund does not issue share certificates.

If you purchase shares directly from the Fund, you will receive a confirmation of each transaction and quarterly statements detailing Fund balances and all transactions completed during the prior quarter. Automatic reinvestments of distributions and systematic investments and withdrawals may be confirmed only by quarterly statement. You should verify the accuracy of all transactions in your account as soon as you receive your confirmations and quarterly statements.

The Fund may temporarily suspend or discontinue any service or privilege, including systematic investments and withdrawals, wire redemption privileges and telephone or internet redemption privileges, if applicable. The Fund reserves the right to refuse any purchase request, including, but not limited to, requests that could adversely affect the Fund or its operations. If the Fund were to refuse any purchase request, it would notify the purchaser within two business days of receiving a purchase request in good order.

If your account is deemed abandoned or unclaimed by applicable state law, the Fund may be required to “escheat” or transfer the property to the appropriate state’s unclaimed property administration. Certain states have laws that allow shareholders to name a representative to receive notice of abandoned property (“escheatment”) by submitting a designation form, which generally can be found on the official state website. In such states, if a shareholder designates a representative to receive escheatment notices, any notice generally will be delivered as required by the state’s laws. A completed designation form should be mailed to the Fund (if shares are held directly with the Fund) or to the shareholder’s financial intermediary. Shareholders should check their state’s official website to get more information on escheatment law(s).

NAV Determination. The NAV of the Fund (or share class) is determined by taking the value of the assets of the Fund (or share class), subtracting the value of the liabilities of the Fund (or share class) and then dividing the result (net assets) by the number of outstanding shares of the Fund (or share class). The Fund calculates its NAV as of the close of trading on the NYSE (generally 4:00 p.m., Eastern Time). The NYSE is open every weekday other than NYSE holidays and early closings, which are published at www.nyse.com and subject to change without notice.

The Fund values securities at current market value, where market quotations are readily available, using the last reported sales price. In the absence of a readily available market price, or if the Adviser, in its capacity as the Fund’s Valuation Designee, reasonably believes that a market price is unreliable, the Adviser, as the Fund’s Valuation Designee, will seek to value such securities at fair value, as determined in good faith using procedures approved by the Board. If the last quoted sale price of an exchange-traded option is outside the closing bid and ask prices, the option is valued at the mean of the closing bid and ask prices. Government, corporate, asset-backed and municipal bonds and convertible securities, including high-yield or junk bonds, normally are valued at prices provided by independent pricing services. Prices from these sources may be determined without exclusive reliance on quoted prices, and may be based on broker-supplied or dealer-supplied valuations or on matrix pricing, which is a method of valuing securities by reference to the value of other securities with similar characteristics, such as rating, interest rate, maturity, institution-size trading in similar groups of securities, developments related to special securities, dividend rate, and other market data.

The Board has designated the Adviser as the Valuation Designee pursuant to Rule 2a-5 under the Investment Company Act of 1940, as amended, and delegated to the Adviser the responsibility for making fair value determinations with respect to the Fund’s portfolio securities. The Adviser, as the Valuation Designee, is responsible for periodically assessing any material risks associated with the determination of the fair value of the Fund’s investments; establishing and applying fair value methodologies; testing the appropriateness of fair value methodologies; and overseeing and evaluating third-party pricing services. Fair valuation may be based on subjective factors. As a result, the fair value price of a security may not be the price at which the security may be sold. Fair valuation could result in a different NAV than a NAV determined by using market quotations. Securities of smaller companies are more likely to require a fair value determination because they may be thinly traded and less liquid than securities of larger companies.

Transactions Through Financial Intermediaries. The Fund has authorized certain financial services companies, broker-dealers, banks and other agents, including the designees of such entities (collectively, “financial intermediaries”), to accept purchase and redemption orders on the Fund’s behalf. If you invest through a financial intermediary, the policies and fees of the financial intermediary may be different from the policies and fees you would be subject to if you had invested directly in the Fund. Among other things, financial intermediaries may charge transaction fees and may set different minimum investment restrictions or limitations on buying or selling Fund shares. You should consult a representative of your financial intermediary for more information.

The Fund will be deemed to have received a purchase or redemption order when a financial intermediary that is an agent of the Fund for the purpose of accepting orders receives the order. All orders to purchase or sell shares are processed as of the next NAV calculated after the order has been received in good order by a financial intermediary. Orders are accepted until the close of trading on the NYSE every business day (normally 4:00 p.m., Eastern Time) and are processed, including by financial intermediaries, at that day’s NAV.

Payments to Financial Intermediaries. The Fund, at its own expense, may pay additional compensation to financial intermediaries for shareholder-related services, including administrative, recordkeeping and shareholder communication services. In addition, pursuant to any applicable Rule 12b-1 plan, the Fund may pay compensation to financial intermediaries for distribution-related services. For example, compensation may be paid to make Fund shares available to sales representatives and/or customers of a fund supermarket platform or a similar program sponsor or for services provided in connection with such fund supermarket platforms and programs. To the extent that the Fund pays all or a portion of such compensation, the payment is designed to compensate the financial intermediary for distribution activities or for providing services that would otherwise be provided by the Fund’s transfer agent and/or administrator.

The Adviser or another Fund affiliate, out of its own resources and not as an expense of the Fund, may provide additional compensation to financial intermediaries. Such compensation is sometimes referred to as “revenue sharing.” Compensation received by a financial intermediary from the Adviser or another Fund affiliate may include payments for shareholder servicing, marketing and/or training expenses incurred by the financial intermediary, including expenses incurred by the financial intermediary in educating its salespersons with respect to Fund shares. For example, such compensation may include reimbursements for expenses incurred in attending educational seminars regarding the Fund, including travel and lodging expenses. It may also cover costs incurred by financial intermediaries in connection with their efforts to sell Fund shares, including costs incurred in compensating registered sales representatives and preparing, printing and distributing sales literature.

The amount of compensation paid to different financial intermediaries may vary. The compensation paid to a financial intermediary may be based on a variety of factors, including average assets under management in accounts distributed and/or serviced by the financial intermediary, gross sales by the financial intermediary and/or the number of accounts serviced by the financial intermediary that invest in the Fund.

Any compensation received by a financial intermediary, whether from the Fund, the Adviser or another affiliate, and the prospect of receiving such compensation, may provide the financial intermediary with an incentive to recommend the shares of the Fund, or a certain class of shares of the Fund, over other potential investments. Similarly, the compensation may cause financial intermediaries to elevate the prominence of the Fund within its organization by, for example, placing it on a list of preferred funds.

Anti-Money Laundering Program. Customer identification and verification are part of the Fund’s overall obligation to deter money laundering under federal law. The Trust’s Anti-Money Laundering Program is designed to prevent the Fund from being used for money laundering or the financing of terrorist activities. In this regard, the Fund reserves the right, to the extent permitted by law, (1) to refuse, cancel or rescind any purchase order or (2) to freeze any account and/or suspend account services. These actions will be taken when, at the sole discretion of Trust management, they are deemed to be in the best interest of the Fund or in cases when the Fund is requested or compelled to do so by governmental or law enforcement authorities or applicable law. If your account is closed at the request of governmental or law enforcement authorities, you may not receive proceeds of the redemption if the Fund is required to withhold such proceeds.

Disclosure of Portfolio Holdings. A description of the Fund’s policies and procedures with respect to the disclosure of portfolio securities is available in the Fund’s SAI, which is available on the Fund’s website at www.maifunds.com.

+ Choosing a Share Class

The Fund offers two classes of shares: Investor Class and Institutional Class. Each class has a different combination of purchase restrictions and ongoing fees, allowing you to choose the class that best meets your needs.

Investor Class. Investor Class shares of the Fund are for retail investors who invest in the Fund directly or through a fund supermarket or other investment platform. Investor Class shares are not sold with the imposition of initial sales charges but are subject to a Rule 12b-1 fee of up to 0.25% of the Investor Class’ average daily net assets. A lower minimum initial investment is required to purchase Investor Class shares.

Institutional Class. Institutional Class shares of the Fund are designed for individual investors who meet the minimum investment threshold and for institutional investors (such as investment advisers, financial institutions, corporations, trusts, estates and religious and charitable organizations) investing for proprietary programs and firm discretionary accounts. Institutional Class shares are sold without the imposition of initial sales charges and are not subject to Rule 12b-1 fees.

	Investor Class	Institutional Class
Minimum Initial Investment	$2,500	$50,000
Sales Charges	None	None
Rule 12b-1 Distribution Fees	0.25%	None

Under certain circumstances, an investor’s investment in one class of shares of the Fund may be converted into an investment in another class of shares of the Fund, for example, if the investor no longer meets the eligibility criteria for holding a particular class of shares due to investment minimum or other ownership requirements. Shareholders will be notified in advance of any such conversion and provided an opportunity to cure. Such conversion will be effected at NAV without the imposition of any fees or charges. No gain or loss will generally be recognized for federal income tax purposes as a result of such a conversion, and a shareholder’s basis in the acquired shares will be the same as such shareholder’s basis in the converted shares. Shareholders should consult their tax advisors regarding the state and local tax consequences of such a conversion, or any exchange of shares.

+ Buying Shares

How to Make Payments. Unless purchased through a financial intermediary, all investments must be made by check, Automated Clearing House (“ACH”) or wire. All checks must be payable in U.S. dollars and drawn on U.S. financial institutions. In the absence of the granting of an exception consistent with the Trust’s Anti-Money Laundering Program, the Fund does not accept purchases made by credit card check, starter check, checks with more than one endorsement (unless the check is payable to all endorsees), cash or cash equivalents (for instance, you may not pay by money order, cashier’s check, bank draft or traveler’s check). The Fund and the Adviser also reserve the right to accept in kind contributions of securities in exchange for shares of the Fund.

Checks. Checks must be made payable to “MAI Managed Volatility Fund.” For individual, sole proprietorship, joint, Uniform Gifts to Minors Act (“UGMA”) and Uniform Transfers to Minors Act (“UTMA”) accounts, checks may be made payable to one or more owners of the account and endorsed to “MAI Managed Volatility Fund.” A $20 charge may be imposed on any returned checks.

ACH. The Automated Clearing House system maintained by the Federal Reserve Bank allows banks to process checks, transfer funds and perform other tasks. Your U.S. financial institution may charge you a fee for this service.

Wires. You may instruct the U.S. financial institution with which you have an account to make a federal funds wire payment to the Fund. Your U.S. financial institution may charge you a fee for this service.

Minimum Investments. The Fund accepts investments in the following minimum amounts:

	Investor Class		Institutional Class
	Minimum Initial Investment	Minimum Additional Investment	Minimum Initial Investment	Minimum Additional Investment
Standard Accounts	$2,500	$100	$50,000	$5,000
Retirement Accounts	$1,000	$100	$25,000	$5,000

The Fund reserves the right to waive minimum investment amounts, if deemed appropriate by an officer of the Trust.

Registered investment advisers and financial planners may be permitted to aggregate the value of accounts in order to meet minimum investment amounts.

Account Requirements. The following table describes the requirements to establish certain types of accounts in the Fund.

Type of Account	Requirement
Individual, Sole Proprietorship and Joint Accounts ● Individual accounts and sole proprietorship accounts are owned by one person. Joint accounts have two or more owners (tenants).	● Instructions must be signed by all persons named as account owners exactly as their names appear on the account.
Gifts or Transfers to a Minor (UGMA, UTMA) ● These custodial accounts are owned by a minor child but controlled by an adult custodian.	● Depending on state laws, you may set up a custodial account under the UGMA or the UTMA. ● The custodian must sign instructions in a manner indicating custodial capacity.

Type of Account	Requirement
Corporations/Other Entities ● These accounts are owned by the entity, but control is exercised by its officers, partners or other management.

●    The entity should submit a certified copy of its articles of incorporation (or a government-issued business license or other document that reflects the existence of the entity) and a corporate resolution or a secretary’s certificate.

Trusts ● These accounts are controlled by a trustee as a way to convey and control assets for the benefit of a third-party owner.	● The trust must be established before an account may be opened. ● The trust should provide the first and signature pages from the trust document identifying the trustees.

Account Application and Customer Identity Verification. To help the government fight the funding of terrorism and money laundering activities, federal law requires financial institutions to obtain, verify and record information that identifies each person who opens an account.

When you open an account, the Fund will ask for your first and last name, U.S. taxpayer identification number (“TIN”), physical street address, date of birth and other information or documents that will allow the Fund to identify you. If you do not supply the required information, the Fund will attempt to contact you or, if applicable, your financial adviser. If the Fund cannot obtain the required information within a timeframe established in its sole discretion, your application will be rejected.

When your application is in good order and includes all required information, your order will normally be processed at the NAV next calculated after receipt of your application and investment amount. The Fund will attempt to verify your identity using the information that you have supplied and other information about you that is available from third parties, including information available in public and private databases, such as consumer reports from credit reporting agencies.

The Fund will try to verify your identity within a timeframe established in its sole discretion. If the Fund cannot do so, the Fund reserves the right to redeem your investment at the next NAV calculated after the Fund decides to close your account. If your account is closed, you may realize a gain or loss on the Fund shares in the account. You will be responsible for any related taxes and will not be able to recoup any redemption fees assessed, if applicable.

Policy on Prohibition of Foreign Shareholders. The Fund requires that all shareholders be U.S. persons or U.S. resident aliens with a valid TIN (or show proof of having applied for a TIN and commitment to provide a valid TIN within 60 days) in order to open an account with the Fund.

Investment Procedures. The following table describes the procedures for investing in the Fund.

How to Open an Account	How to Add to Your Account
Through a Financial Intermediary ● Contact your financial intermediary using the method that is most convenient for you.	Through a Financial Intermediary ● Contact your financial intermediary using the method that is most convenient for you.

How to Open an Account	How to Add to Your Account

By Check

●    Call, write or e-mail the Fund or visit the Fund’s website for an account application.

●    Complete the application (and other required documents, if applicable).

●    Mail the Fund your original application (and other required documents, if applicable) and a check.

By Check ● Fill out an investment slip from a confirmation or write the Fund a letter. ● Write your account number on your check. ● Mail the Fund the investment slip or your letter and the check.

By Wire

●    Call, write or e-mail the Fund or visit the Fund’s website for an account application.

●    Complete the application (and other required documents, if applicable).

●    Call the Fund to notify the transfer agent that you are faxing your completed application (and other required documents, if applicable). The transfer agent will assign you an account number.

●    Mail the Fund your original application (and other required documents, if applicable).

●    Instruct your U.S. financial institution to wire money to the Fund.

By Wire ● Instruct your U.S. financial institution to wire money to the Fund.

By ACH Payment (for Investor Class only)

●    Call, write or e-mail the Fund or visit the Fund’s website for an account application.

●    Complete the application (and other required documents, if applicable).

●    Call the Fund to notify the transfer agent that you are faxing your completed application (and other required documents, if applicable). The transfer agent will assign you an account number.

●    Mail the Fund your original application (and other required documents, if applicable).

●    The transfer agent will electronically debit your purchase proceeds from the U.S. financial institution identified on your account application.

●    ACH purchases are limited to $25,000 per day.

By ACH Payment

●    Call the Fund to request a purchase by ACH payment.

●    The transfer agent will electronically debit your purchase proceeds from the U.S. financial institution account identified on your account application.

●    ACH purchases are limited to $25,000 per day.

Systematic Investments. You may establish a systematic investment plan to automatically invest a specific amount of money (up to $25,000 per day) into your account on a specified day and frequency not to exceed two investments per month. Payments for systematic investments are automatically debited from your designated savings or checking account via ACH. Systematic investments must be for at least $100 per occurrence. If you wish to enroll in a systematic investment plan, complete the appropriate section on the account application. Your signed account application must be received at least three business days prior to the initial transaction. The Fund may terminate or modify this privilege at any time. You may terminate your participation in a systematic investment plan by notifying the Fund at least two days in advance of the next withdrawal.

A systematic investment plan is a method of using dollar cost averaging as an investment strategy that involves investing a fixed amount of money at regular time intervals. However, a program of regular investment cannot ensure a profit or protect against a loss as a result of declining markets. By continually investing the same amount, you will be purchasing more shares when the price is lower and fewer shares when the price is higher. Please call (877) 414-7884 (toll free) for additional information regarding systematic investment plans.

Limitations on Frequent Purchases. The Board has adopted policies and procedures with respect to frequent purchases and redemptions of Fund shares by Fund shareholders. It is the Fund’s policy to discourage short-term trading. Frequent trading in the Fund, such as traders seeking short-term profits from market momentum, time zone arbitrage and other short-term trading strategies may interfere with the management of the Fund’s portfolio and result in increased administrative and brokerage costs and a potential dilution in the value of Fund shares. As money is moved in and out, the Fund may incur expenses buying and selling portfolio securities and these expenses are borne by Fund shareholders. The Fund does not permit market short-term trading and will not knowingly accommodate trading in Fund shares in violation of these policies.

Focus is placed on identifying redemption transactions which may be harmful to the Fund or its shareholders if they are frequent. These transactions are analyzed for offsetting purchases within a predetermined period of time. If frequent trading trends are detected, an appropriate course of action may be taken. The Fund has broad authority to take discretionary action against market timers and against particular trades. The Fund reserves the right to cancel, restrict or reject without any prior notice, any purchase order, including transactions representing excessive trading, transactions that may be disruptive to the management of the Fund’s portfolio, and purchase orders not accompanied by payment.

Because the Fund receives purchase and sale orders through financial intermediaries that use omnibus or retirement accounts, the Fund cannot always detect frequent purchases and redemptions. As a consequence, the Fund’s ability to monitor and discourage abusive trading practices in such accounts may be limited.

The investment in foreign securities, including ADRs, may make the Fund more susceptible to the risk of short-term trading activities because of price differentials between ADRs and their underlying foreign securities that may be reflected in the NAV of the Fund’s shares. The Fund generally prices its foreign securities using their closing prices from the foreign markets in which they trade, typically prior to the Fund’s calculation of its NAV. These prices may be affected by events that occur after the close of a foreign market but before the Fund prices its shares. Although the Fund may fair value foreign securities in such instances and notwithstanding other measures that the Fund may take to discourage frequent purchases and redemptions, investors may engage in frequent short-term trading to take advantage of any arbitrage opportunities in the pricing of the Fund’s shares. There is no assurance that fair valuation of securities will reduce or eliminate short-term trading.

The investment in securities of small-capitalization or mid-capitalization companies may make the Fund more susceptible to short-term trading, as shareholders may try to capitalize on the market volatility of such securities and the effect of the volatility on the value of Fund shares.

Canceled or Failed Payments. The Fund accepts checks and ACH payments at full value subject to collection. If the Fund does not receive your payment for shares or you pay with a check or ACH payment that does not clear, your purchase will be canceled within two business days of notification from your bank that your funds did not clear. You will be responsible for any actual losses and expenses incurred by the Fund or the transfer agent. The Fund and its agents have the right to reject or cancel any purchase request due to non-payment.

+ Selling Shares

Redemption orders received in good order will be processed at the next calculated NAV. The Fund typically expects to pay shareholder redemption requests, including during stressed market conditions,

within one business day of receipt of the request in good order and may seek to meet such redemption requests through one or more of the following methods: sales of portfolio assets, use of cash or cash equivalents held in the Fund’s portfolio, and/or redemptions in kind, as permitted by applicable rules and regulations. The right of redemption may not be suspended for more than seven days after the tender of Fund shares, except for any period during which (1) the NYSE is closed (other than customary weekend and holiday closings) or the Securities and Exchange Commission (the “SEC”) determines that trading thereon is restricted, (2) an emergency (as determined by the SEC) exists as a result of which disposal by the Fund of its securities is not reasonably practicable or as a result of which it is not reasonably practicable for the Fund to determine fairly the value of its net assets, or (3) the SEC has entered a suspension order for the protection of the shareholders of the Fund.

The Fund will not issue shares until payment is received. If redemption is sought for shares for which payment has not been received, the Fund will delay sending redemption proceeds until payment is received, which may be up to 15 calendar days.

How to Sell Shares from Your Account
Through a Financial Intermediary ● If you purchased shares through your financial intermediary, your redemption order must be placed through the same financial intermediary.

By Mail

●    Prepare a written request including:

●    your name(s) and signature(s);

●    your account number;

●    the Fund name and class;

●    the dollar amount or number of shares you want to sell;

●    how and where to send the redemption proceeds;

●    a Medallion Signature Guarantee (if required); and

●    other documentation (if required).

●    Mail the Fund your request and documentation.

By Telephone

●    Call the Fund with your request, unless you declined telephone redemption privileges on your account application.

●    Provide the following information:

●    your account number;

●    the exact name(s) in which the account is registered; and

●    an additional form of identification.

●    Redemption proceeds will be mailed to you by check or electronically credited to your account at the U.S. financial institution identified on your account application.

By Systematic Withdrawal

●    Complete the systematic withdrawal section of the application.

●    Attach a voided check to your application.

●    Mail the completed application to the Fund.

●    Redemption proceeds will be mailed to you by check or electronically credited to your account at the U.S. financial institution identified on your account application.

Wire Redemption Privileges. You may redeem your shares with proceeds payable by wire unless you declined wire redemption privileges on your account application. The minimum amount that may be redeemed by wire is $5,000.

Telephone Redemption Privileges. You may redeem your shares by telephone, unless you declined telephone redemption privileges on your account application. You may be responsible for an unauthorized telephone redemption order as long as the transfer agent takes reasonable measures to verify that the order is genuine. Telephone redemption orders may be difficult to complete during periods of significant economic or market activity. If you are not able to reach the Fund by telephone, you may mail us your redemption order.

Systematic Withdrawals. You may establish a systematic withdrawal plan to automatically redeem a specific amount of money or shares from your account on a specified day and frequency not to exceed one withdrawal per month. Payments for systematic withdrawals are sent by check to your address of record, or if you so designate, to your bank account by ACH payment. To establish a systematic withdrawal plan, complete the systematic withdrawal section of the account application. The plan may be terminated or modified by a shareholder or the Fund at any time without charge or penalty. You may terminate your participation in a systematic withdrawal plan at any time by contacting the Fund sufficiently in advance of the next withdrawal.

A withdrawal under a systematic withdrawal plan involves a redemption of Fund shares and may result in a gain or loss for federal income tax purposes. Please call (877) 414-7884 (toll free) for additional information regarding systematic withdrawal plans.

Signature Guarantee Requirements. To protect you and the Fund against fraud, signatures on certain requests must have a Medallion Signature Guarantee. A Medallion Signature Guarantee verifies the authenticity of your signature. You may obtain a Medallion Signature Guarantee from most banking institutions or securities brokers but not from a notary public. Written instructions signed by all registered shareholders with a Medallion Signature Guarantee for each shareholder are required for any of the following:

●	written requests to redeem $100,000 or more;
●	changes to a shareholder’s record name or account registration;
●	paying redemption proceeds from an account for which the address has changed within the last 30 days;
●	sending redemption and distribution proceeds to any person, address or financial institution account not on record;
●	sending redemption and distribution proceeds to an account with a different registration (name or ownership) from your account; and
●	adding or changing ACH or wire instructions, the telephone redemption or any other election in connection with your account.

The Fund reserves the right to require Medallion Signature Guarantees on all redemptions.

Small Account Balances. If the value of your account falls below the minimum account balances in the following table, the Fund may ask you to increase your balance. If the account value is still below the minimum balance after 60 days, the Fund may close your account and send you the proceeds. The Fund will not close your account if it falls below these amounts solely as a result of Fund performance.

Minimum Account Balance	Investor Class	Institutional Class
Standard Accounts	$2,500	$2,500
Retirement Accounts	$1,000	$1,000

Redemptions in Kind. Redemption proceeds normally are paid in cash. Consistent with an election filed with the SEC, under certain circumstances, the Fund may pay redemption proceeds in portfolio securities rather than in cash pursuant to procedures adopted by the Board. However, if the Fund redeems shares in this manner, the shareholder assumes the risk of, among other things, a subsequent change in the market value of those securities and the costs of liquidating the securities (such as brokerage costs and taxable gains). In kind redemptions may be satisfied using illiquid securities held in the Fund’s portfolio, in which case the shareholder will assume the risks associated with such illiquid securities, including the possibility of a lack of a liquid market for those securities. In kind redemptions may take the form of a pro rata portion of the Fund’s portfolio, individual securities or a representative basket of securities. Please see the SAI for more details on redemptions in kind.

Lost Accounts. The transfer agent will consider your account lost if correspondence to your address of record is returned as undeliverable on two consecutive occasions, unless the transfer agent determines your new address. When an account is lost, all distributions on the account will be reinvested in additional shares of the Fund. In addition, the amount of any outstanding check (unpaid for six months or more) and checks that have been returned to the transfer agent may be reinvested at the current NAV, and the checks will be canceled. However, checks will not be reinvested into accounts with a zero balance but will be held in a different account. Any of your unclaimed property may be transferred to the state of your last known address if no activity occurs in your account within the time period specified by that state’s law.

Distribution and Shareholder Service Fees. The Trust has adopted a Rule 12b-1 plan under which the Fund pays the Distributor a fee up to 0.25% of the average daily net assets of Investor Class for distribution services and/or the servicing of shareholder accounts.

Because the Investor Class pays distribution fees on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. The Distributor may pay any fee received under the Rule 12b-1 plan to the Adviser or other financial intermediaries that provide distribution and shareholder services with respect to Investor Class.

In addition to paying fees under the Rule 12b-1 plan, the Fund may pay service fees to financial intermediaries for administration, recordkeeping and other shareholder services associated with shareholders whose shares are held of record in omnibus accounts, other group accounts or accounts traded through registered securities clearing agents. If the Fund pays shareholder service fees on an ongoing basis, over time these fees will increase the cost of your investment.

+ Retirement Accounts

You may invest in shares of the Fund through an IRA, including traditional and Roth IRAs, also known as a “qualified retirement account.” The Fund may also be appropriate for other retirement plans, such as 401(k) plans. Before investing in an IRA or other retirement account, you should consult your tax advisor. Whenever making an investment in an IRA or certain retirement plans, be sure to indicate the year to which the contribution is attributed.

Other Information

Distributions and Reinvestments. The Fund declares dividends from net investment income and pays them quarterly. Any net capital gains and net foreign currency gains realized by the Fund are distributed at least annually.

Most investors typically have their income dividends and other distributions (each a “distribution”) paid by the Fund reinvested in additional shares class of the Fund. If you choose this option, or if you do not indicate any choice, your distributions will be reinvested. Alternatively, you may choose to have your distributions of $10 or more sent directly to your bank account or paid to you by check. However, if a distribution is less than $10, your proceeds will be reinvested. If five or more of your distribution checks remain uncashed after 180 days, all subsequent distributions may be reinvested. For federal income tax purposes, distributions to shareholders (other than qualified retirement plans and accounts and other tax-exempt investors) are taxable and are treated the same whether they are received in cash or reinvested.

Taxes. The Fund intends to operate in a manner such that it will continue to qualify for treatment as a “regulated investment company” under Subchapter M of Chapter 1, Subtitle A, of the Internal Revenue Code of 1986, as amended, and will not be liable for federal income or excise taxes on net income and net realized gains that it distributes.

The Fund’s distributions of net investment income, the excess of net short-term capital gain over net long-term capital loss, and certain net foreign currency gains are taxable to you as ordinary income, except as noted below. The Fund’s distributions of net capital gain (that is, the excess of net long-term capital gain over net short-term capital loss), if any, are taxable to you as long-term capital gain, regardless of how long you have held your shares. Distributions may also be subject to state and local income taxes. Some Fund distributions may also include a nontaxable so-called “return of capital,” which will reduce your tax basis in your Fund shares and is treated as gain from the sale of the shares to the extent that it exceeds your basis.

The Fund’s dividends attributable to its “qualified dividend income” (i.e., dividends received on stock of most domestic and certain foreign corporations with respect to which the Fund satisfies certain holding period and other restrictions) generally will be subject to federal income tax for individual and certain other non-corporate shareholders (each, an “individual shareholder”) who satisfy those restrictions with respect to their Fund shares at the rates for net capital gain – a maximum of 15% for non-corporate shareholders with taxable income not exceeding certain thresholds (which will be adjusted for inflation annually) and 20% for non-corporate shareholders with taxable income exceeding such thresholds. A portion of the Fund’s dividends also may be eligible for the dividends-received deduction allowed to corporations; the eligible portion may not exceed the aggregate dividends the Fund receives from domestic corporations subject to federal income tax (thus excluding, among others, real estate investment trusts) and excludes dividends from foreign corporations, subject to similar restrictions. Tax laws and rates may change over time. Please consult a tax professional for more information.

Generally, Fund distributions are taxable to you in the year you receive them. However, any distributions that are declared in October, November or December to shareholders of record in such a month but paid in January generally are taxable as if received on December 31.

A distribution reduces the NAV of the Fund’s shares by the amount of the distribution. If you purchase shares prior to a distribution, you are taxed on the full amount of the distribution even though it represents a partial return of your investment.

A sale (redemption) of Fund shares is a taxable event for federal income tax purposes. You will recognize a gain or loss on the transaction equal to the difference, if any, between the amount of your net redemption proceeds and your tax basis in the redeemed Fund shares. The gain or loss will be capital gain or loss if you held the Fund shares as capital assets. Any capital gain or loss will be treated as long-term capital gain or loss if you held the Fund shares for more than one year at the time of the redemption, and any such gain will be taxed to individual shareholders at the 15% or 20% maximum federal income tax rates mentioned above. Any capital loss arising from a redemption of Fund shares held for six months or less, however, will be treated as long-term capital loss to the extent of the amount of net capital gain distributions received with respect to those shares. An exchange of the Fund’s shares for shares of another fund will be treated as a sale of the Fund’s shares and any gain on the transaction will be treated as described above for federal income tax purposes.

Withholding Tax. If an individual shareholder fails to certify that the TIN furnished to the Fund is correct or furnishes an incorrect number, the Fund must withhold and remit to the U.S. Treasury Department 24% of dividends, capital gain distributions, and redemption proceeds (regardless of whether the shareholder realizes a gain or loss) otherwise payable to the shareholder (together with the withholding described in the next sentence, “backup withholding”). Withholding at that rate also is required from the Fund’s dividends and capital gain distributions otherwise payable to such a shareholder who is subject to backup withholding for any other reason. Backup withholding is not an additional tax, and any amounts so withheld may be credited against a shareholder’s federal income tax liability or refunded.

A Fund shareholder who wants to use the average basis method for determining basis in Fund shares that he or she acquired or acquires after December 31, 2011 (“Covered Shares”) must elect to do so in writing (which may be electronic). If a Fund shareholder fails to affirmatively elect the average basis method, the basis determination will be made in accordance with the Fund’s default method, which is first-in first-out. If, however, a Fund shareholder wishes to use a different method accepted by the Internal Revenue Service (“IRS”) for basis determination (e.g., a specific identification method), the shareholder may elect to do so. The basis determination method that a Fund shareholder elects may not be changed with respect to a redemption (including a redemption that is part of an exchange) of Covered Shares after the settlement date of the redemption.

In addition to the requirement to report the gross proceeds from a redemption of shares, the Fund (or its administrative agent) must report to the IRS and furnish to its shareholders the basis information for Covered Shares and indicate whether they had a short-term (one year or less) or long-term (more than one year) holding period. Fund shareholders should consult with their tax advisors to determine the best IRS-accepted basis determination method for their tax situation and to obtain more information about how the basis reporting law applies to them.

An individual shareholder whose “modified adjusted gross income” exceeds a threshold amount ($250,000 for married persons filing jointly and $200,000 for single taxpayers) (“Excess”) is required to pay a 3.8% federal tax on the lesser of (1) the Excess or (2) the individual shareholder’s “net investment income,” which generally includes dividends, interest, and net gains from the disposition of investment property (including distributions the Fund pays and net gains realized on a redemption of Fund shares). This tax is in addition to any other taxes due on that income. Shareholders should consult their own tax advisors regarding the effect, if any, this provision may have on their investment in Fund shares.

After December 31 of each year, the Fund will mail to its shareholders reports containing information about the federal income tax status of distributions paid during the year. For further information about the tax effects of investing in the Fund, please see the SAI and consult your tax advisor.

Organization. The Trust is a Delaware statutory trust, and the Fund is a series thereof. The Fund does not expect to hold shareholders’ meetings unless required by federal or Delaware law. Shareholders of each series of the Trust are entitled to vote at shareholders’ meetings unless a matter relates only to a specific series (such as the approval of an advisory agreement for the Fund). From time to time, large shareholders may control the Fund or the Trust.

Additional Information. The Trust enters into contractual arrangements with various parties, including, among others, the Fund’s investment adviser, sub-adviser(s) (if applicable), custodian, principal underwriter and transfer agent who provide services to the Fund. Shareholders are not parties to any such contractual arrangements or intended beneficiaries of those contractual arrangements, and those contractual arrangements are not intended to create in any shareholder any right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the Trust.

This Prospectus provides information concerning the Fund that you should consider in determining whether to purchase Fund shares. Neither this Prospectus, the SAI nor any other communication to shareholders is intended, or should be read, to be or give rise to an agreement or contract between the Trust, its trustees or any series of the Trust, including the Fund, and any investor, or to give rise to any rights in any shareholder or other person other than any rights under federal or state law that may not be waived.

Financial Highlights

The financial highlights table is intended to help you understand the Fund’s financial performance for the past five years or, if shorter, the period of the Fund’s operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund, assuming reinvestment of all dividends and distributions.

The information for the fiscal years ended August 31, 2024 and August 31, 2025 has been audited by Cohen & Company, Ltd., the Fund’s independent registered public accounting firm, whose report, along with the Fund’s financial statements, are included in the annual report dated August 31, 2025, which is available upon request. Fiscal years 2023 and prior were audited by the Fund’s prior independent registered public accounting firm.

These financial highlights reflect selected data for a share outstanding throughout each year.

	For the Years Ended August 31,
	2025	2024	2023	2022		2021
INSTITUTIONAL CLASS
NET ASSET VALUE, Beginning of Year	$14.92	$14.27	$13.61	$13.82		$12.01
INVESTMENT OPERATIONS
Net investment income (a)	0.25	0.35	0.27	0.03		0.00 (b)
Net realized and unrealized gain (loss)	1.19	0.99	0.84	(0.24)		1.82
Total from Investment Operations	1.44	1.34	1.11	(0.21)		1.82

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income	(0.28)	(0.36)	(0.21)	(0.00	)(b)	(0.01)
Net realized gain	–	(0.33)	(0.24)	–		–
Total Distributions to Shareholders	(0.28)	(0.69)	(0.45)	(0.00)		(0.01)

NET ASSET VALUE, End of Year	$16.08	$14.92	$14.27	$13.61		$13.82
TOTAL RETURN	9.76%	9.66%	8.29%	(1.49)%		15.12%

RATIOS/SUPPLEMENTARY DATA
Net Assets at End of Year (000s omitted)	$216,953	$244,181	$247,291	$200,883		$175,686
Ratios to Average Net Assets:
Net investment income	1.66%	2.44%	1.97%	0.23%		0.02%
Net expenses	1.20%	0.99%	0.99%	1.00%		1.03%
Dividend and margin interest	0.21%	–%	–%	0.01%		0.04%
Net expenses without dividend and margin interest	0.99%	0.99%	0.99%	0.99%		0.99%
Gross expenses (c)	1.28%	1.05%	1.04%	1.06%		1.12%
PORTFOLIO TURNOVER RATE	16%	6%	0%	9%		0%

(a)	Calculated based on average shares outstanding during each year.
(b)	Less than $0.01 per share.
(c)	Reflects the expense ratio excluding any waivers and/or reimbursements. Expense waivers and/or reimbursements would decrease the total return had such reductions not occurred.

These financial highlights reflect selected data for a share outstanding throughout each year.

	For the Years Ended August 31,
	2025	2024	2023	2022	2021
INVESTOR CLASS
NET ASSET VALUE, Beginning of Year	$15.67	$14.83	$14.03	$14.28	$12.44
INVESTMENT OPERATIONS
Net investment income (loss) (a)	0.22	0.33	0.25	0.00 (b)	(0.03)
Net realized and unrealized gain (loss)	1.26	1.03	0.87	(0.25)	1.87
Total from Investment Operations	1.48	1.36	1.12	(0.25)	1.84

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income	(0.11)	(0.19)	(0.08)	–	–
Net realized gain	–	(0.33)	(0.24)	–	–
Total Distributions to Shareholders	(0.11)	(0.52)	(0.32)	–	–

NET ASSET VALUE, End of Year	$17.04	$15.67	$14.83	$14.03	$14.28
TOTAL RETURN	9.49%	9.40%	8.03%	(1.75)%	14.79%

RATIOS/SUPPLEMENTARY DATA
Net Assets at End of Year (000s omitted)	$1,051	$782	$577	$440	$425
Ratios to Average Net Assets:
Net investment income (loss)	1.39%	2.20%	1.72%	(0.01)%	(0.23)%
Net expenses	1.45%	1.24%	1.24%	1.25%	1.28%
Dividend and margin interest	0.21%	–%	–%	0.01%	0.04%
Net expenses without dividend and margin interest	1.24%	1.24%	1.24%	1.24%	1.24%
Gross expenses (c)	4.25%	4.82%	6.22%	7.57%	8.12%
PORTFOLIO TURNOVER RATE	16%	6%	0%	9%	0%

(a)	Calculated based on average shares outstanding during each year.
(b)	Less than $0.01 per share.
(c)	Reflects the expense ratio excluding any waivers and/or reimbursements. Expense waivers and/or reimbursements would decrease the total return had such reductions not occurred.

MAI Managed Volatility Fund

Investor Class

(DIVPX)

Institutional Class

(MAIPX)

FOR MORE INFORMATION

Annual and Semi-Annual Reports

Additional information about the Fund’s investments is available in the Fund’s annual and semi-annual reports to shareholders and in Form N-CSR. In the Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. In Form N-CSR, you will find the Fund’s annual and semi-annual financial statements.

Statement of Additional Information (“SAI”)

The SAI provides additional information about the Fund and is incorporated by reference into, and is legally part of, this Prospectus.

Contacting the Fund

You may obtain free copies of the annual and semi-annual reports and the SAI, request other information and discuss your questions about the Fund by contacting the Fund at:

MAI Managed Volatility Fund P.O. Box 588 Portland, Maine 04112 (877) 414-7884 (toll free) MAIFunds.ta@apexgroup.com

The Fund’s Prospectus, SAI and annual and semi-annual reports are available, without charge, on the Fund’s website at: www.maifunds.com.

Securities and Exchange Commission Information

Fund information, including copies of the annual and semi-annual reports and the SAI, is available on the SEC’s EDGAR database website at www.sec. gov.

You may also obtain copies of this information, for a duplication fee, by sending an email request to publicinfo@sec.gov.

Distributor Foreside Fund Services, LLC, a wholly owned subsidiary of Foreside Financial Group, LLC (d/b/a ACA Group) www.acaglobal.com

244-PRU-1225

Investment Company Act File No. 811-03023